UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2022

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of principal executive offices)	(Zip Code)

(860) 862-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 29, 2022, Mohegan Tribal Gaming Authority (“Mohegan” or the “Company”) entered into an agreement (the “Exchange Agreement”) with affiliates of Chatham Asset Management, LLC (collectively, “Chatham”) holding approximately $475 million in aggregate principal amount of the Company’s outstanding 7.875% senior notes due 2024 (the “Old Notes”). The Exchange Agreement provides for the exchange (the “Notes Exchange”) of the Old Notes held by Chatham for newly issued 13.25% senior unsecured notes due 2027 of the Company (the “New Notes”) at a ratio of $1,052.63 principal amount of New Notes for each $1,000 aggregate principal amount of Old Notes, plus accrued and unpaid interest on the exchanged Old Notes up to but not including the date of the Notes Exchange.

The New Notes will be guaranteed on an unsecured, senior basis by all of Mohegan’s existing subsidiaries that guarantee the Old Notes, plus certain future subsidiaries that guarantee other indebtedness of Mohegan or incur indebtedness in excess of $25.0 million. The New Notes will mature on December 15, 2027 and bear interest at a rate of 13.25% per annum, payable semiannually in arrears on June 15 and December 15 of each year, commencing on June 15, 2023. The New Notes will be redeemable by the Company at a price equal to 100% of the principal amount thereof through June 15, 2024 and at specified, fixed premiums thereafter, in each case with accrued and unpaid interest thereon.

The Exchange Agreement provides for settlements in December 2022 and January 2023, subject to the satisfaction or waiver of the conditions set forth in the Exchange Agreement.

Pursuant to the Exchange Agreement, Chatham has agreed to deliver to the trustee for the Old Notes a written consent providing for, among other things, the amendment of certain covenants governing the Old Notes, subject to the initial settlement of the Notes Exchange, and the elimination of substantially all of the restrictive covenants and certain events of default contained in the indenture governing the Old Notes, subject to the final settlement of the Notes Exchange. A supplemental indenture relating to such amendments is expected to be entered into with the trustee in respect of the Old Notes simultaneously with the initial closing of the Notes Exchange.

The New Notes will be general unsecured senior obligations of the Company and will rank equally in right of payment with all of the Company’s other senior indebtedness from time to time outstanding and senior in right of payment to all of the Company’s indebtedness from time to time outstanding that is expressly subordinated in right of payment to the New Notes.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Exchange Agreement has been included to provide information regarding its terms. It is not intended to provide any other information about the Company or its subsidiaries and affiliates. The Exchange Agreement contains representations and warranties that were made solely for the benefit of the parties to the Exchange Agreement and (i) may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, (ii) may be subject to a contractual standard of materiality applicable to the parties that differs from what another party may view as material and (iii) may have been made only as of the date of the Exchange Agreement or as of another date or dates as may be specified in the Exchange Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, if at all. Accordingly, no other person should rely upon any representations and warranties set forth in the Exchange Agreement as characterizations of the actual state of facts or condition of the Company or its subsidiaries and affiliates.

A copy of the press release issued by Mohegan on November 29, 2022 announcing the entry into the Exchange Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Special Note Regarding Forward-Looking Statements

Some information included in this Current Report on Form 8-K (the “Report”) may contain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements can sometimes be identified by the use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect” or “intend” and similar expressions. Such statements include, but are not limited to, statements relating to the Notes Exchange, including the timing of the closing of the transactions contemplated thereby.

This forward-looking information may involve important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mohegan. Factors that could cause actual events to differ from that contemplated by the forward-looking information include, among other things, (i) the risk that the Notes Exchange will not be consummated, on the anticipated timing and terms or at all, (ii) the risk that the parties will be unable to satisfy the conditions to the closing of the Notes Exchange, (iii) the risk that the Notes Exchange and the transactions contemplated thereby will involve higher costs and expenses than anticipated, and (iv) the matters discussed in Mohegan’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, including under the heading “Risk Factors,” as well as in Mohegan’s other reports and filings with the Securities and Exchange Commission. Any forward-looking statements included in this Report are made only as of the date of this Report. Mohegan does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. Mohegan cannot assure that projected results or events will be achieved or will occur.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

10.1	Exchange Agreement by and between Mohegan Tribal Gaming Authority and Chatham, dated November 29, 2022.

99.1	Press Release of Mohegan Tribal Gaming Authority, dated November 29, 2022 (relating to the Notes Exchange).

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: November 30, 2022	By:	/s/ Ralph James Gessner Jr.
Ralph James Gessner Jr.
Chairman, Management Board